EXHIBIT 10.18

                              CONSULTING AGREEMENT

     THIS  CONSULTING  AGREEMENT (the  "Agreement") is entered into as of May 2,
2002 (the "Effective Date"), by and between JACK YOUNG ASSOCIATES, INC., a Delaware corporation (the "Company"), and JACK YOUNG (the "Consultant"), an individual resident of the state of the state of Pennsylvania.

                              W I T N E S S E T H :

     WHEREAS, Pursuant to that certain Asset Purchase Agreement dated as of the date hereof, among Pocono Knits, Inc. ("Seller"), the Company and the Shareholders of Seller (the "Purchase Agreement"), the Company has purchased from Seller all assets and properties of the Seller owned or used in connection with its business, subject to certain Excluded Assets (as defined in the Purchase Agreement) (the "Business").

         WHEREAS, In connection with the sale of the Business, the Consultant has agreed to provide various services to the Company;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

     1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the definition set forth below:

          (a) "Affiliate" shall mean any corporation, limited partnership, limited liability company or other entity engaged in the same business as the Company or a related business, which is controlled by or under common control with the Company.

          (b) "Business of the Company" shall mean the manufacture of clothing items for the military, police forces, fire departments and private security agencies.

          (c)  "Cause" shall mean:

               (i) material act of fraud, dishonesty, misappropriation or similar act of bad faith on the part of Consultant;

               (ii) a willful failure by Consultant to comply with laws or regulations relating to the Business of the Company or relating to the services he provides to the Company;

               (iii)material or continuing failure by Consultant to perform satisfactorily his duties for the Company (other than as a result of illness, vacation or Disability), but only after the Company shall have given Consultant written notice specifying with particularity such failure, and Consultant shall not have corrected such lack of performance within thirty (30) days after such notice;

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               (iv) a material breach of Section 7 of this Agreement;

               (v) as a result of Consultant's negligence or willful misconduct, Consultant shall commit any act that causes, or shall knowingly fail to take reasonable and appropriate action to prevent, any material injury to the financial condition or business reputation of the Company; or

               (vi) indictment for a felony.

          (d) "Confidential Information" shall mean any data or information, other than Trade Secrets, that is material to the Company and is not generally known by the public. To the extent consistent with the foregoing, Confidential Information includes, but is not limited to, lists of the Company's current or potential customers, lists of and other information about the Company's executives and employees, financial information that has not been released to the public by the Company, marketing techniques, price lists, pricing policies, and the Company's business methods, contracts and contractual relations with the Company's customers and suppliers and future business plans.

          (e) "Disability" shall mean an incapacity due to physical or mental illness or injury that is permanent in nature and prevents Consultant from performing the duties hereunder. Any such disability shall be deemed to be permanent in nature if such disability is expected to last for a period of twelve (12) consecutive months.

          (f) "Restricted Territory" shall mean the state of Pennsylvania or any state in which the Company now conducts business.

          (g) "Trade Secret" shall mean information of the Company, without regard to form, which is not commonly known by or available to the public and which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information described in this Section 1(g) which the Company obtains from another party which the Company treats as proprietary or designates as trade secrets, whether or not owned or developed by the Company.

     2. Engagement. The Company hereby engages the Consultant, and the Consultant agrees to provide services to the Company relating to the Business and make available to the Company all of his expertise, advice and recommendations relating to the Business of the Company, as requested by the Company from time to time (the "Consulting Services"). The term of this Agreement shall be five (5) years commencing on the Effective Date, unless sooner terminated pursuant to Section 6 hereof. This Agreement shall be automatically renewed for successive one (1) year renewal terms unless either the Company or Consultant delivers to the other a notice of nonextension at least sixty (60) days prior to the scheduled expiration date of this Agreement.

     3. Duties. During the term of this Agreement, the Consultant agrees to devote such portion of his business time as reasonably requested by the Company

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to provide the services hereunder.  The Consultant shall use his best efforts to provide the Consulting Services to the Company. The Consultant shall provide the Consulting Services from his Pennsylvania location, but may be required to travel occasionally as requested by the Company.

     4.   Compensation.

          (a) During the term hereof, the Company will pay Consultant $119,700 per year (the "Base Amount"), payable bi-monthly, with the first payment due on __________, 2002.

          (b) During the term hereof, the Company will pay the Consultant an automobile allowance of $625 per month, payable monthly, with the first payment due on _____________, 2002.

          (c) Company agrees to reimburse Consultant for any income or other taxes payable by Consultant as a result of any payments made by Consultant to ________ Bank on the Company's behalf.

          (d) Upon submission of itemized expense statements in the manner specified by the Company, Consultant shall be entitled to reimbursement for reasonable business and travel expenses duly incurred by Consultant in the performance of his duties under this Agreement.

     5. Independent Contractor. Consultant at all times with respect to this Agreement shall be an independent contractor. As such, Consultant will not be eligible for any benefits provided by the Company to its employees and Consultant will be responsible for payment of all taxes arising out of his activities in accordance with this Agreement, including without limitation federal and state income taxes, social security taxes, unemployment insurance taxes, and any other taxes or business license fees as required. Consultant shall not incur any liabilities or obligations of any kind in the name of or on behalf of the Company other than those specifically made or approved as part of this Agreement. Consultant is not and shall not be an agent, officer or employee of the Company and shall not represent to third parties that he or she is an agent, officer or employee of the Company in the provision of services under this Agreement.

     6.   Termination.

          (a) Termination for Cause. The Company shall have the right to terminate this Agreement for Cause. If the Company terminates this Agreement for Cause, the Company shall have no further obligations hereunder accruing from and after the date of such termination of Consultant by the Company.

          (b) Death or Disability. This Agreement shall terminate upon Consultant's death or Disability. A "Disability" with respect to Consultant shall be deemed to occur by the Board of Directors of the Company in their reasonable discretion. In the event that Consultant or his representative shall disagree with the determination of the Board of Directors that a Disability has occurred, Consultant or his representative shall be entitled to appoint a medical doctor and the Company shall be entitled to appoint a medical doctor and the two (2) doctors shall in turn appoint a third medical doctor who shall examine Consultant to determine the question of Disability. The parties hereby agree that the determination of the medical doctor appointed by the medical doctor of Consultant and the medical doctor of the Company shall be binding upon all parties to this Agreement.

          (c) Termination without Cause. The Chairman of the Company's Board of Directors shall have the right to relieve Consultant of his duties hereunder for any reason and at any time. Such termination not for cause shall be effective on the date specified by the Board of Directors. Termination of this Agreement due to Consultant's death or Disability will be deemed to be termination by the Company without cause.

          (d)  Termination   Payments.  In  the  event  of  the  termination  of
     Consultant's employment with the Company, Consultant will be paid an amount determined as follows:

               (i) In the event of termination of this Agreement by reason of Consultant's death or Disability, Consultant or in the case of Consultant's death, Consultant's surviving spouse or other beneficiary designated by Consultant during his lifetime, or Consultant's estate, as appropriate, will be entitled to payment of his Base Amount through the date of the termination of this Agreement and for a period of three (3) months thereafter.

               (ii) In the event of termination of this Agreement by reason of the Company terminating Consultant for Cause or in the event that Consultant voluntarily terminates this Agreement other than as provided in Section 6(c), he will be paid his Base Amount through the date of the termination.

               (iii)In the event that Consultant violates Section 7 of this Agreement, or a court of competent jurisdiction or arbitrator declares any provision in Section 7 unenforceable, the Company's obligation to pay Consultant pursuant to this Section 6 shall terminate.

               (iv) In the event of termination of this Agreement by reason of the Company terminating this Agreement without cause and as damages therefor, Consultant will be entitled to payment of his Base Amount through the remaining term of this Agreement.

               (v) The termination payments due hereunder shall be in lieu of any and all other amounts for which Company may be liable under any laws, rules or regulations. As a condition to receipt of the termination payments provided for hereunder, Consultant or his personal representative shall execute a general release of all claims in favor of the Company.

          (e) Confidentiality of Cause Notice. In the event of Consultant's termination for Cause, the Company will provide Consultant with prompt written notice stating with reasonable specificity the basis for the Company's action. Consultant agrees that in the event he receives written notice of termination with Cause, Consultant shall treat the contents of

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     said notice as privileged and  Consultant  shall have no action against the
     Company or any of its officers, agents or employees due to the contents of said notice unless the contents are intentionally false and malicious.

     7.   Covenants.

          (a) Confidential Relationship and Protection of Trade Secrets and Confidential Information. Prior to the time of the sale of the Busines and during the term of this Agreement, Consultant has had access to and will have access to the Company's most sensitive and most valuable trade secrets, proprietary information, and confidential information concerning the Company and its affiliates and their customers and business affairs which constitute valuable business assets of the Company, the use, application or disclosure of any of which will cause substantial and possible irreparable damage to the business and asset value of the Company. Accordingly, Consultant accepts and agrees to be bound by the following provisions:

               (i) At any time, upon the request of the Company and in any event upon the termination of this Agreement, Consultant will deliver to the Company all memoranda, notes, records, drawings, manuals, files or other documents, and all copies of each, concerning or constituting Confidential Information or Trade Secrets and any other property or files belonging to the Company or any of its affiliates that are in the possession of Consultant, whether made or compiled by Consultant or furnished to or acquired by Consultant from the Company.

               (ii) In  order  to  protect  the  Company's   Trade  Secrets  and
          Confidential Information, Consultant agrees that:

                    (A) At any time during the term of this Agreement and indefinitely thereafter, Consultant will not, except as expressly authorized or directed by the Company, use, copy or disclose, or permit any unauthorized person access to, any Trade Secrets belonging to the Company or any third party; and

                    (B)  During the term of this  Agreement  and for a period of two (2) years after termination of such this Agreement, Consultant will not use, copy, or disclose, or permit any unauthorized person access to, any Confidential Information belonging to the Company or any third party.

          (b) Ownership of Property. Consultant agrees and acknowledges that all works of authorship and inventions, including, but not limited to, products, goods, know-how, Trade Secrets and Confidential Information, and any revisions thereof, in any form and in whatever stage of creation or development, arising out of or resulting from, or in connection with, the services provided by Consultant to the Company under this Agreement (collectively, the "Property") are works made for hire and shall be the sole and exclusive property of the Company. Consultant agrees to execute, when and if the need arises in the future, such documents as the Company may reasonably request for the purpose of effectuating the rights of the Company herein.

          (c) Covenant not to Compete. Consultant agrees that during the term of this Agreement and for two (2) years thereafter, Consultant will not directly or indirectly own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business or enterprise located in the Restricted Territory that competes with the Business of the Company.

          (d) Non-Solicitation of Customers. Consultant covenants and agrees that during the term of this Agreement, and for a period of two (2) years thereafter, he will not on behalf of any person, firm, corporation or entity solicit business from customers of the Company that Consultant had contact with, solicited, or performed services for during the term that Consultant provided services to the Company, including actively-sought prospective customers that Consultant had contact with or solicited during the two (2) year period prior to the termination of this Agreement, for the purpose of providing or selling products or services that are competitive with those provided by the Company in connection with the Business of the Company.

          (e) Non-Solicitation of Employees. Consultant agrees that during the term of this Agreement and for two (2) years thereafter, Consultant will not solicit or in any manner attempt to induce employees to leave the Company's employment.

          (f) Injunctive Relief. Consultant acknowledges and agrees that the remedy at law for any breach of the provisions of this Section 7 will be inadequate and that in the event of such breach the Company will suffer irreparable damage; accordingly, the Company shall be entitled to obtain ex parte, preliminary, interlocutory, temporary, or permanent injunctive relief, specific performance and other equitable remedies in any court of competent jurisdiction to prevent Consultant from violating such provision or provisions or to prevent the continuance of any violation thereof, together with an award or judgment for any and all damages, losses, liabilities, expenses and costs incurred by the Company as a result of such breach or threatened breach including, but not limited to, attorneys' fees incurred by the Company, its successors or assigns in connection with, or as a result of, the enforcement of this Agreement. Consultant expressly waives any requirement based on any statute, rule or procedure, or other source, that the Company post a bond as a condition of obtaining any of the above-described remedies.

          (g)  Non-Renewal.  Notwithstanding  the foregoing,  subparagraphs (c),
     (d) and (e) shall not apply to Consultant if the Company shall elect to not extend this Agreement upon expiration of its Term.

     8.   Miscellaneous.

          (a) Severability. Each of the covenants and agreements of Consultant set forth in Section 7 shall be deemed separate and severable, each from the other, and should any such separate and severable covenant or agreement, or any part thereof, be declared invalid or unenforceable by a court of competent jurisdiction from which no appeal is timely taken, such declaration of invalidity or enforceability shall not in any way affect or limit the validity or enforceability of any other covenant or agreement, or part thereof, not also declared invalid or unenforceable, each of which shall remain binding on Consultant in accordance with its respective terms. Further, if any such covenant or agreement is so declared to be invalid or unenforceable, Consultant shall, as soon as possible, execute a supplemental agreement with the Company granting to the Company, to the extent legally permissible, the protection intended to be afforded to the Company by the covenant or agreement so declared invalid or unenforceable. Failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

          (b) Waiver of Breach. Failure or delay of either party to insist upon compliance with any provision hereof shall not operate as, and is not to be construed as, a waiver or amendment of such provision. Any express waiver of any provision of this Agreement shall not operate and is not to be construed as a waiver of any subsequent breach, whether occurring under similar or dissimilar circumstances.

          (c) Notice. All notices and other communications required or permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received upon (i) personal delivery, (ii) three
     (3) days after being mailed by first class mail (postage prepaid and return receipt requested) or (iii) the next business day after being sent by an overnight delivery service in time for and specifying overnight delivery to the following addresses:

          if to the Company, to:    Jack Young Associates, Inc.
                                    [ADDRESS]
                                    Attention: Mr. Bruce Davis

          or if to Consultant, to:  Jack Young
                                    [ADDRESS]

     or at such other address as either party hereto shall notify the other of in writing.

          (d) Entire Agreement. This Agreement contains the entire agreement and understanding by and between Consultant and the Company with respect to the subject matter contained herein, and no representations, promises, agreements or understandings, written or oral, relating to the subject matter contained herein not contained or referenced herein or therein shall be of any force or effect.

          (e) Amendment. This Agreement may be amended at any time by mutual consent of the parties hereto, with any such amendment to be invalid unless in writing and signed by the Company and Consultant.

          (f) Benefit. This Agreement, together with any amendments hereto, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives, except that the rights and benefits of either of the parties under this Agreement may not be assigned without the prior written consent of the other party.

          (g) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Pennsylvania (without regard to any conflicts of laws provisions of the laws of such state).

          (h) Acknowledgement. By signing this Agreement, Consultant acknowledges that the Company has advised Consultant of his right to consult with an attorney prior to executing this Agreement; that he has the right to retain counsel of his own choosing concerning any waiver of rights or claims; that he has read and fully understands the terms of this Agreement and/or has had the right to have it reviewed and approved by counsel of choice, with adequate opportunity and time for such review; and that he is fully aware of its contents and of its legal effect. Accordingly, this Agreement shall not be construed against any party on the grounds that the party drafted this Agreement. Instead, this Agreement shall be interpreted as though drafted equally by all parties.

          (i) Ventures. If Consultant, during the term of this Agreement, is engaged in or associated with the planning or implementing of any project, program or venture involving Company and any third party or parties, all rights in the project, program or venture shall belong to Company, and Consultant shall not be entitled to any interest therein or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to Consultant as provided in this Agreement.

          (j) Covenant of Good Faith. Consultant agrees that the subject of this Agreement involves sensitive matters which go to the very heart of the corporate existence and well-being of Company and that it may be difficult for Company to protect adequately its interest through agreement or otherwise. Consultant agrees to exercise the highest degree of good faith in his dealings with Company and to refrain from any actions which might reasonably be deemed to be contrary to its interests.

          (k) Subpoenas. If Consultant is served with any subpoena or other compulsory judicial or administrative process calling for production of Confidential Information and/or Trade Secrets or if Consultant is otherwise required by law or regulation to disclose Confidential Information and/or

     Trade Secrets, Consultant will immediately, and prior to production or disclosure, notify Company and provide it with such information as may be necessary in order that Company may take such action as it deems necessary to protect its interest.

          (l) Post Termination Assistance. Consultant agrees that after the termination of this Agreement he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any litigation in which the Company or any of its Affiliates is or may become a party; provided, however, that the Company agrees to reimburse Consultant for any related expenses, including travel expenses.

          (m) Survival of Provisions. Notwithstanding any other provision of this Agreement, the parties' respective rights and obligations under Sections 1, 6, 7, and 8 shall survive any termination or expiration of this Agreement for any reason whatsoever.


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     IN WITNESS  WHEREOF,  the parties have affixed their seals and executed and delivered this Agreement as of the date first above written.

                                    COMPANY

                                    JACK YOUNG, INC.


Attest:                             By /s/ Bruce R. Davis
                                      -------------------------------
                                    Name  Bruce R. Davis
                                        -----------------------------
                                    Title President
                                         ----------------------------
------------------------------
Secretary
                                    CONSULTANT
------------------------------       /s/ Jack Young
                                    ---------------------------------
Witness                             Jack Young